DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

      The Lexington Growth and Income Fund appreciated by 30.36%* for the year ended December 31, 1997. This compares to a 26.99% return for the average growth and income fund monitored by Lipper Analytical Services, Inc. during the period.

      Contributing to the Fund's above average performance during the year were significant weightings in the energy, pharmaceutical and financial sectors. In the fourth quarter, the Fund's retail exposure provided a boost to performance. In addition, as the crisis in Asia became apparent, we acted quickly to reduce the Fund's exposure to that sector, thus minimizing the negative effect on the Fund.
      Stocks turned in a record performance in 1997 with the Dow Jones Industrial Average rising 24.9%, the first time in history that the index increased 20% or more for three consecutive years. The market turned decidedly more volatile in the second half and since the beginning of August actually declined 3.1%. The chief culprit for the change in sentiment was the unfolding currency and economic crisis in several Asian and other emerging economies.

      Economic conditions in the U.S. are quite good, maybe even too good to keep the Federal Reserve from raising interest rates. The labor market is very tight with unemployment at the lowest rate in 25 years and wage rates continuing to creep upward. Economic growth has remained above the Fed's stated target range. Thus, despite continued low reported inflation rates, domestic conditions could very likely tempt the Fed to raise rates, at least modestly.

      The U.S. economy, however, does not exist in a vacuum. The events in Asia this fall, will have significant effects on the world economies. The "Asian Tiger" economies, together with China and Japan, had represented one of the fastest growing regions of the world. As a result of the currency and market upheavals, and the heavy dose of International Monetary Fund "medicine", many of these economies will likely be in recession through 1998. The most severe effects should be felt elsewhere in Asia, mainly in China and Japan which have extensive trade relationships in the region. Less affected will be the major economies of Europe. Given the relatively low trade and high services components of our economy, the U.S. should be only moderately affected.

      The dramatic devaluation of several Asian currencies also has the effect of significantly reducing the cost of goods produced elsewhere. For example, a pulp producer in the U.S. or Europe now has to sell into world markets against very low cost producers in Asia. The net result of these factors will be reduced growth and inflation pressures around the world. While the U.S. is likely to be less affected than many other countries, we are not totally immune to the "Asian Flu." Lower growth and reduced inflation pressures are just what the Fed wants. Thus, it could be argued that Asia has done the Fed's work for them. Perversely, the need to prop up ailing economies could actually lead the Fed to cut rates, perhaps in coordination with other Central Banks. This possibility has helped drive interest rates to new lows.

      Although growth may be slowed somewhat in the U.S., the economy remains quite strong and current low interest rates will help sustain that growth. The larger issue for investors will be the outlook for corporate earnings. Analyst estimates for 1998 appeared too optimistic to us even before the Asian crisis. Estimates have already begun to come down for the fourth quarter of 1997, but have yet to drop materially for 1998. As estimates are reduced over the next few months the market will likely remain volatile. On the other hand, lower interest rates provide a floor under stock prices preventing a significant decline. The key to performance in this environment will be avoiding significant earnings
disappointments.   Our  Fund  is  well  represented  with
predictable earnings companies such as healthcare, consumer staple and domestically oriented financial, technology and economically sensitive issues.

      By the second half of the year we believe the environment could flip around. By then, economic conditions around the world should stabilize and earnings expectations will have been reduced to more realistic levels. With the U.S. economy still on a moderate growth track, interest rates will likely be somewhat higher. Altogether probably a healthier backdrop for stocks.

      We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.


                                    Sincerely,

/s/ Alan H. Wapnick                                  /s/ Robert M. DeMichele
----------------------                               ---------------------------
    Alan H. Wapnick                                      Robert M. DeMichele
    Portfolio Manager                                    President
    February, 1998                                       February, 1998




--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   LEXINGTON GROWTH AND INCOME FUND, INC. AND
              THE UNMANAGED STANDARD & POOR'S 500 STOCK PRICE INDEX


[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED REPORT]


Year             Growth and Income         S&P 500
12/31/87             $10,000               $10,000
12/31/88             $10,946               $11,655
12/31/89             $13,963               $15,343
12/31/90             $12,529               $14,867
12/31/91             $15,645               $19,387
12/31/92             $17,580               $20,862
12/31/93             $19,903               $22,961
12/31/94             $19,284               $23,261
12/31/95             $23,636               $32,003
12/31/96             $29,889               $39,354
12/31/97             $38,962               $52,487


                         AVERAGE ANNUAL STANDARD TOTAL RETURNS
                             FOR THE PERIOD ENDED 12/31/97

FUND/INDEX               1 YEAR         5 YEAR         10 YEAR
----------               ------         ------         -------
LEXINGTON GROWTH
AND INCOME FUND          30.36%         17.25%         14.57%

S & P 500                33.37%         20.27%         18.05%

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"). Results for the Fund, and the S&P 500 include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

--------------------------------------------------------------------------------


*30.36%, 17.25% and 14.57% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997

   NUMBER                                        VALUE
  OF SHARES              SECURITY              (NOTE 1)
--------------------------------------------------------------------------------



             COMMON STOCK: 97.2%

             BANKING: 2.5%
   85,500    Union Planters Corporation ... $  5,808,656
                                            ------------
             CAPITAL EQUIPMENT: 7.3%
  130,000    Cymer, Inc.1 .................    1,954,062
  145,000    Dover Corporation ............    5,238,125
  104,100    Ingersoll-Rand Company .......    4,216,050
   85,000    Sealed Air Corporation1 ......    5,248,750
                                            ------------
                                              16,656,987
                                            ------------

             CONSUMER DURABLE GOODS: 2.1%
  170,600    EMC Corporation1 .............    4,680,837
                                            ------------

             CONSUMER NONDURABLE GOODS: 3.3%
  115,400    PepsiCo, Inc. ................    4,204,887
   54,000    Unilever NV1 .................    3,371,625
                                            ------------
                                               7,576,512
                                            ------------

             DRUGS: 2.1%
   65,000    Pfizer, Inc. .................    4,846,562
                                            ------------

             ENERGY SOURCES: 8.9%
   65,000    BJ Services Company1 .........    4,675,937
   76,300    Diamond Offshore Drilling, Inc.   3,671,937
   51,800    Mobil Corporation ............    3,739,312
   66,000    Texaco, Inc. .................    3,588,750
  124,500    Tosco Corporation ............    4,707,656
                                            ------------
                                              20,383,592
                                            ------------

             FINANCIAL SERVICES: 20.5%
   63,000    Ace, Ltd. ....................    6,079,500
   56,000    Allstate Corporation .........    5,089,000
   98,500    Conseco, Inc. ................    4,475,594
   97,000    Federal National Mortgage
                Association ...............    5,535,062
   69,000    Foremost Corporation of America   4,812,750
  102,000    NAC Re Corporation ...........    4,978,875
   74,000    NationsBank Corporation ......    4,500,125
  168,000    Norwest Corporation ..........    6,489,000
   88,700    UNUM Corporation .............    4,823,063
                                            ------------
                                              46,782,969
                                            ------------

             HEALTH & PERSONAL CARE: 12.5%
   62,000    Bristol-Myers Squibb Company . $  5,866,750
   66,000    Cardinal Health, Inc. ........    4,958,250
   68,800    Eli Lilly & Company ..........    4,790,200
  112,000    Medtronic, Inc. ..............    5,859,000
   80,000    United Healthcare Corporation     3,975,000
   24,000    Warner-Lambert Company .......    2,976,000
                                            ------------
                                              28,425,200
                                            ------------

             HOUSEHOLD PRODUCTS: 2.5%
   70,200    Procter & Gamble Company .....    5,602,838
                                            ------------

   NUMBER                                       VALUE
  OF SHARES              SECURITY              (NOTE 1)
--------------------------------------------------------------------------------


             MATERIALS: 3.6%
  114,000    Fort James Corporation .......    4,360,500
   84,000    Praxair, Inc. ................    3,780,000
                                            ------------
                                               8,140,500
                                            ------------

             MERCHANDISING: 16.4%
  176,000    Borders Group, Inc.1 .........    5,511,000
  128,000    Costco Companies, Inc.1 ......    5,708,000
  166,500    Gap, Inc. ....................    5,900,344
   76,500    Home Depot, Inc. .............    4,503,938
   89,000    Rite Aid Corporaton ..........    5,223,188
  100,000    Safeway, Inc.1 ...............    6,325,000
  121,000    The TJX Companies, Inc.1 .....    4,159,375
                                            ------------
                                              37,330,845
                                            ------------

             MULTI-INDUSTRY: 4.8%
  101,600    AlliedSignal, Inc. ...........    3,956,050
  153,000    Tyco International, Ltd. .....    6,894,563
                                            ------------
                                              10,850,613
                                            ------------

             SERVICES: 10.7%
   66,100    Computer Associates
               International, Inc. ........    3,495,038
   61,300    Ecolab, Inc. .................    3,398,319
  231,200    Global Industries, Ltd.1 .....    3,937,625
  153,500    Sungard Data Systems, Inc.1 ..    4,758,500
   55,000    The Walt Disney Company ......    5,448,438
  121,800    Williams Companies, Inc. .....    3,456,075
                                            ------------
                                              24,493,995
                                            ------------

             TOTAL COMMON STOCK
             (cost $166,907,754) ..........  221,580,106
                                            ------------


             SHORT-TERM INVESTMENTS: 3.9%
             U.S. Government Agency Obligations
$9,000,000   Federal Home Loan Mortgage
                Corporation
                4.75%, due 01/02/98
                (cost $8,998,813) ......... $  8,998,813
                                            ------------

             TOTAL INVESTMENTS: 101.1%
             (cost $175,906,567+) (Note 1). $230,578,919
                                            ============

             Liabilities in excess of other assets:

               (1.1%) .....................   (2,541,755)
                                            ------------
             TOTAL NET ASSETS: 100.0%
             (equivalent to $20.27 on
                11,248,389
                shares outstanding) ....... $228,037,164
                                            ============


----------
1  Non-income producing security.
+  Aggregate cost for Federal income tax purposed is identical.

    The Notes to Financial Statements are an integral part of this statement.


LEXINGTON GROWTH & INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value
  (cost $175,906,567) (Note 1) .................................................   $230,578,919
Cash ...........................................................................        506,473
Receivable for investment securities sold ......................................      1,080,834
Receivable for shares sold .....................................................        157,239
Dividends and interest receivable ..............................................        134,159
                                                                                   ------------
       Total Assets ............................................................   $232,457,624
                                                                                   ------------

LIABILITIES
Due to Lexington Management Corporation
  (Note 2) .....................................................................        121,199
Payable for investment securities purchased ....................................        266,688
Payable for shares redeemed ....................................................        174,415
Distributions payable ..........................................................      3,671,041
Accrued expenses ...............................................................        187,117
                                                                                   ------------
       Total Liabilities .......................................................      4,420,460
                                                                                   ------------
NET ASSETS (equivalent to $20.27 per share on
  11,248,389 shares outstanding)(Note 4) .......................................   $228,037,164
                                                                                   ============

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share ....................................................   $     11,248
Additional paid-in capital (Note 1) ............................................    171,444,930
Accumulated net realized gain on investments
  (Note 1) .....................................................................      1,908,634
Unrealized appreciation on investments .........................................     54,672,352
                                                                                   ------------
TOTAL NET ASSETS ...............................................................   $228,037,164
                                                                                   ============


LEXINGTON GROWTH & INCOME FUND, INC
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME
Dividends ......................................................................   $  2,495,415
Interest .......................................................................        548,009
                                                                                   ------------
                                                                                      3,043,424
Less: foreign tax expense ......................................................         10,720
                                                                                   ------------
     Total investment income ...................................................   $  3,032,704

EXPENSES
   Investment advisory fee (Note 2) ............................................      1,403,527
   Distribution expense (Note 3) ...............................................        474,205
   Transfer agent and shareholder servicing
     expense (Note 2) ..........................................................        230,698
   Accounting expenses (Note 2) ................................................        155,384
   Printing and mailing expenses ...............................................         67,970
   Professional fees ...........................................................         52,373
   Registration fees ...........................................................         34,432
   Custodian expense ...........................................................         26,542
   Computer processing fees ....................................................         20,462
   Directors' fees and expenses ................................................         18,107
   Other expenses ..............................................................         81,884
                                                                                   ------------
     Total expenses ............................................................      2,565,584
                                                                                   ------------
       Net investment income ...................................................        467,120

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(NOTE 5)
Net realized gain on investments ...............................................     35,330,683
Net change in unrealized appreciation on
  investments ..................................................................     20,980,248
                                                                                   ------------
Net realized and unrealized gain on
  investments ..................................................................     56,310,931
                                                                                   ------------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................................................   $ 56,778,051
                                                                                   ============

   The Notes to Financial Statements are an integral part of these statements.

                                       4

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996

                                                   1997             1996
                                              -------------    -------------
Net investment income .....................   $     467,120    $     712,927
Net realized gain from investments ........      35,330,683       14,853,714
Net change in unrealized
  appreciation of investments .............      20,980,248       22,564,960
                                              -------------    -------------
    Net increase in net assets
      resulting from operations ...........      56,778,051       38,131,601
Distributions to shareholders from
  net investment income ...................        (691,040)      (1,197,624)
Distributions to shareholders from net
  realized gains from security transactions     (36,280,960)     (11,924,849)
Increase in net assets from
  capital share transactions
  (Note 4) ................................       7,922,045       36,399,400
                                              -------------    -------------
  Net increase in net assets ..............      27,728,096       61,408,528

NET ASSETS:
  Beginning of period .....................     200,309,068      138,900,540
                                              -------------    -------------
  End of period (including undistributed
  net investment income of $0, 1997 and
    1996, respectively)(Note 1) ...........   $ 228,037,164    $ 200,309,068
                                              =============    =============

The Notes to Financial Statements are an integral part of these statements

LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1.  SIGNIFICANT ACCOUNTING  POLICIES

Lexington Growth and Income Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term appreciation of capital. Income is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

      FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY
    FEE AND OTHER  TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.75% of the Fund's average daily net assets up to $100 million and in decreasing stages to 0.40% of average daily net assets in excess of $250 million. For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fees and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the year ended December 31, 1997. The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $354,153 which are incurred by the Fund, but paid by LMC.

3.  DISTRIBUTION PLAN

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay

LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1997 were $474,205 and are set forth in the statement of operations.

4.  CAPITAL STOCK

Transactions in capital stock were as follows:

                                                 Year ended
                             December 31, 1997                December 31, 1996
                      ------------------------------    ---------------------------
                        Shares            Amount           Shares         Amount
                      ----------        -----------      ----------     -----------
Shares sold .........  1,769,495       $ 37,859,449       3,754,824    $ 69,417,382
Shares issued on
  reinvestment of
  dividends .........  1,653,833         32,896,215         615,141      11,475,109
                      ----------        -----------      ----------     -----------
                       3,423,328         70,755,664       4,369,965      80,892,491
Shares redeemed ..... (2,965,147)       (62,833,619)     (2,423,985)    (44,493,091)
                      ----------       ------------      ----------    ------------
  Net increase ......    458,181       $  7,922,045       1,945,980    $ 36,399,400
                      ==========       ============      ==========    ============


5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $185,974,101 and $213,678,083, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $57,348,687 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,676,335.

6.  INVESTMENT AND CONCENTRATION RISKS

The Fund's ability to invest in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

7. TAXATION INFORMATION (UNAUDITED)

The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the year ended, December 31, 1997, is 34.7%.

Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1997, whether taken in shares or cash: $7,716,008 are designated as 28 percent long-term capital gain and $19,211,320 are designated as 20 percent long-term capital gain.

================================================================================
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                               1997         1996        1995        1994      1993
                                                              ------       ------      ------     ------     ------
Net asset value, beginning of period ......................   $18.56       $15.71      $14.36     $16.16     $16.25
                                                              ------       ------      ------     ------     ------
Income (loss) from investment operations:
  Net investment income ...................................     0.05         0.07        0.22       0.17       0.21
  Net realized and unrealized gain (loss) on investments ..     5.46         4.08        3.00       (.68)      1.94
                                                              ------       ------      ------     ------     ------
Total income (loss) from investment operations ............     5.51         4.15        3.22       (.51)      2.15
Less distributions:
  Dividends from net investment income ....................    (0.07)       (0.13)      (0.22)     (0.16)     (0.21)
  Distributions from net realized gains ...................    (3.73)       (1.17)      (1.65)     (0.91)     (2.03)
  Distributions in excess of net realized gains
    (temporary book-tax difference) .......................     --           --          --         (.22)       --
                                                              ------       ------      ------     ------     ------
Total distributions .......................................    (3.80)       (1.30)      (1.87)     (1.29)     (2.24)
                                                              ------       ------      ------     ------     ------
Net asset value, end of period ............................   $20.27       $18.56      $15.71     $14.36     $16.16
                                                              ======       ======      ======     ======     ======
Total return ..............................................   30.36%       26.46%      22.57%     (3.11%)    13.22%
Ratios to average net assets:
  Expenses ................................................    1.17%        1.13%       1.09%      1.15%      1.29%
  Net investment income . .................................    0.21%        0.43%       1.38%      1.06%      1.20%
Portfolio turnover ........................................   88.15%      101.12%     159.94%     63.04%     93.90%
Average commissions paid per share on equity
   securities transactions* ............................... $   0.07     $   0.07        --        --          --
Net assets at end of period (000's omitted) ............... $228,037     $200,309    $138,901   $124,289   $134,508


*In accordance with SEC disclosure guidelines, the average commission is calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Growth and Income Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Growth and Income Fund, Inc. as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased or sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Growth and Income Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998

LEXINGTON
GROWTH AND INCOME FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

--------------------------------------------------------------------------------
ALL SHAREHOLDER REQUESTS FOR SERVICES OF ANY KIND SHOULD BE SENT TO:

     TRANSFER AGENT
--------------------------------------------------------------------------------
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri  64105

     OR CALL TOLL FREE:
     SERVICE AND SALES:  1-800-526-0056
     24 HOUR ACCOUNT INFORMATION:
     1-800-526-0052
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------






This report has been prepared for the information of the shareholders of Lexington Growth and Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


                                    LEXINGTON
--------------------------------------------------------------------------------

================================================================================
                                    LEXINGTON
                                     GROWTH
                                       AND
                                     INCOME
                                   FUND, INC.
--------------------------------------------------------------------------------
                       Seeks capital appreciation over the
                        long term through investments in
                        the stocks of large, ably managed
                          and well financed companies.
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1997
                               The Lexington Group
                                   of No Load
                              Investment Companies
================================================================================